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              SECURITIES AND EXCHANGE COMMISSION

                    Washington, D.C.  20549


                           FORM 8-K

                        CURRENT REPORT

              Pursuant to Section 13 or 15(d) of
              the Securities Exchange Act of 1934


Date of Report          November 15, 1999

              HOUSEHOLD CREDIT CARD MASTER TRUST I
   (Exact name of registrant as specified in Department of the Treasury, Internal Revenue Service Form SS-4)


                 HOUSEHOLD FINANCE CORPORATION
(Servicer of the Trust)
(Exact name as specified in Servicer's charter)


       Delaware               33-97296           Not Applicable
 (State or other juris- (Commission File Number (IRS Employer diction of incorporation of Registrant) Identification
of Master Servicer)                                Number of
                                                  Registrant)


       2700 Sanders Road, Prospect Heights, Illinois  60070
     (Address of principal executive offices of      (Zip Code)
                 Master Servicer)


Servicer's telephone number, including area code 847/564-5000






                                 Exhibit Index appears on page 3
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Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

    (c)  Exhibits


          99(a) Monthly Servicing Report to Trustee dated November 15, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of December 1, 1995 (the "Pooling and Servicing Agreement") among HFC Card Funding Corporation (as Assignee of Household Card Funding Corporation), as Transferor, Household Finance Corporation, as Servicer, and The Bank of New York, as Trustee, with respect to the Class A and Class B Credit Card Participation Certificates, Series 1995-1.







                           SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Servicer has duly caused this report to be signed on behalf of the Household Credit Card Master Trust I by the undersigned hereunto duly authorized.

                    HOUSEHOLD FINANCE CORPORATION,
                    as Servicer of and on behalf of the

                    HOUSEHOLD CREDIT CARD MASTER TRUST I
                                (Registrant)



                 By:   /s/ J. W. Blenke
                       J. W. Blenke, Authorized Representative
Dated:   November 19, 1999
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                          EXHIBIT INDEX




Exhibit
Number    Exhibit                                              Page

                                                                 4

99(a) Monthly Servicing Report to Trustee dated November 15, 1999 pursuant to Section 3.04(b) of the Pooling and Servicing Agreement dated as of December 1, 1995 (the "Pooling and Servicing Agreement") among HFC Card Funding Corporation (as Assignee of Household Card Funding Corporation), as Transferor, Household Finance Corporation, as Servicer, and The Bank of
          New York, as Trustee, with respect to the Class
          A and Class B Credit Card Participation Certificates,
          Series 1995-1.




















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